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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 14, 2006

                             SOMANETICS CORPORATION
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             (Exact name of registrant as specified in its charter)

             Michigan                    0-19095              38-2394784
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   (State or other jurisdiction        (Commission          (IRS Employer
        of incorporation)              File Number)       Identification No.)

         1653 East Maple Road, Troy, Michigan                48083-4208
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       (Address of principal executive offices)              (Zip Code)

        Registrant's telephone number, including area code (248) 689-3050

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communication pursuant to Rule 425 under the Securities Act.

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     Effective September 14, 2006, the Board of Directors of Somanetics Corporation approved annual salary increases for its executive officers effective August 1, 2006. The salary changes are as follows: Bruce J. Barrett, President and Chief Executive Officer, $300,000 to $315,000; William M. Iacona, Vice President and Chief Financial Officer, Controller and Treasurer, $118,907 to $124,852; Richard S. Scheuing, Vice President, Research and Development, $123,724 to $129,910; Dominic J. Spadafore, Vice President, Sales and Marketing, $142,015 to $160,477; Mary Ann Victor, Vice President and Chief Administrative Officer and Secretary, $131,540 to $138,117; Ronald A. Widman, Vice President, Medical Affairs, $102,335 to $107,452 and Pamela A. Winters, Vice President, Operations, $123,724 to $129,910.

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On September 18, 2006, Somanetics Corporation announced its financial results for the third quarter ended August 31, 2006 and certain other information. A copy of the press release is furnished with this report following the signature page and is incorporated in this Item 2.02 by reference. The information in this report and the attached press release shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly stated by specific reference in such filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits

99.1    News release dated September 18, 2006

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 18, 2006                     SOMANETICS CORPORATION
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                                               (Registrant)


                                               By:  /s/ Mary Ann Victor
                                                    ----------------------------
                                                    Mary Ann Victor
                                               Its: Vice President and
                                                    Chief Administrative Officer
                                                    and Secretary

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                                  EXHIBIT INDEX

Exhibit     Description
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99.1        News release dated September 18, 2006